                                                                    Exhibit 10.3


================================================================================
                                                      Hennepin County, Minnesota

                               AMENDMENT NO. 1 TO
                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES, AND RENTS AND FINANCING STATEMENT

                                       BY

                        BERMANS THE LEATHER EXPERTS INC.,
                             a Delaware corporation,

                                   Mortgagor,

                                       TO

                      GENERAL ELECTRIC CAPITAL CORPORATION,
         as Agent, on behalf of itself as a Lender and for the Lenders,
                                    Mortgagee

                            Relating to Premises in:

                           Hennepin County, Minnesota

                           DATED: As of April 23, 2002

================================================================================

                          This instrument was prepared
                    outside of the State of Minnesota by and
                     after recording should be returned to:
                               David G. Crumbaugh
                                Latham & Watkins
                                5800 Sears Tower
                             Chicago, Illinois 60606

                               AMENDMENT NO. 1 TO
                               ------------------
                    MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                    ----------------------------------------
                  OF LEASES, AND RENTS AND FINANCING STATEMENT
                  --------------------------------------------

     THIS AMENDMENT NO. 1 TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT ("Amendment") is made as of April 23, 2002 by BERMANS THE LEATHER EXPERTS INC., a Delaware corporation whose address is 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428 ("Mortgagor"), to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (formerly a New York corporation) with its address at 500 West Monroe Chicago, Illinois 60661, as mortgagee, assignee and secured party, in its capacity as agent on behalf of itself as lender and for the Lenders as hereinafter defined (together with any successors or assigns in such capacity, the "Agent" or "Mortgagee").

                                    RECITALS

     WHEREAS, on April 23, 2002 Wilsons Leather Holdings Inc., a Minnesota corporation ("Borrower") entered into that certain Fourth Amended and Restated Credit Agreement by and among each of the financial institutions named therein (the "Lenders"), the Agent, and certain of Borrower's corporate Affiliates (as defined in the Credit Agreement) (as the same may be amended, restated, modified or otherwise supplemented and in effect from time to time, hereinafter the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein are defined as used in the Credit Agreement) which Credit Agreement amended and restated that certain Third Amended and Restated Credit Agreement dated as of June 19, 2001, by and among the Borrower, the Agent, the Lenders party thereto, and certain of Borrower's corporate Affiliates;

     WHEREAS, Mortgagor is party to that certain Store Guarantors' Guaranty dated as of May 25, 1996 (as amended , restated or otherwise modified from time to time and reaffirmed by Mortgagor as of the date hereof, the "Guaranty"), whereby Mortgagor has guaranteed all of the Obligations of Borrower under the Credit Agreement;

     WHEREAS, Mortgagor executed that certain Mortgage, Security Agreement, Assignment of Leases and Rents, and Financing Statement in favor of Mortgagee dated as of June 19, 2001 and recorded on June 25, 2001 with the Office of the Registrar of Titles, Hennepin County, Minnesota as Official Records Nos. 3403643 to 3411923 ("Mortgage"), relating to that certain real property located in Hennepin County, Minnesota and more fully described on Exhibit A hereto, to secure the payment and performance of the Secured Indebtedness (as defined in the Mortgage), including, among others, any and all obligations of Mortgagor under the Guaranty; and

     WHEREAS, the parties to the Credit Agreement agreed to, inter alia, (i) extend the Commitment Termination Date until June 30, 2005 and (ii) decrease the Revolving Loan Commitment to $180,000,000, all upon the terms and subject to the conditions set forth in the Credit Agreement, including, among others, the condition precedent that Mortgagor agrees to amend the Mortgage as set forth herein.

     THIS IS A MORTGAGE AMENDMENT, AS DEFINED IN MINNESOTA STATUTES, SECTION 287.01, SUBDIVISION 2, AND AS SUCH IT DOES NOT SECURE A NEW OR AN INCREASED AMOUNT OF DEBT.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, each party agrees as follows:

     1. Amendments to the Mortgage.

     (a) Section 1.3 of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "1.3 Revolving Credit. The Revolving Loans made in accordance with the Credit Agreement provide for payments, advances and readvances as may be made from time to time. The maximum principal amount of the line of credit under the Revolving Loans secured by this Mortgage is $180,000,000.00."

     (b) Section 1.4 of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "1.4 Maturity. The scheduled maturity date of the last maturing of the Obligations evidenced by the Revolving Notes, the Swing Line Note and the Term B Note (collectively, the "Notes") is June 30, 2005."

     (c) The fifth sentence of Section 3.4(b) of the Mortgage is hereby amended by deleting the amount of "$5,000,000" and adding the amount of "$1,000,000" place thereof.

     (d) The notice address for Mortgagee set forth in Section 5.1(b) of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "If to Mortgagee:

                 General Electric Capital Corporation
                 500 West Monroe
                 Chicago, Illinois 60661
                 Attention: Wilsons Leather Account Manager
                 Telecopier No.: (312) 463-2257
                 Telephone No.: (312) 463-3855

                 with copies to:
                 ---------------

                 Latham & Watkins
                 233 South Wacker Drive
                 Suite 5800
                 Chicago, Illinois 60606
                 Attention: David G. Crumbaugh
                 Telecopier No.: (312) 993-9767
                 Telephone No.: (312) 876-7660

                 and
                 ---

                 General Electric Capital Corporation
                 201 High Ridge Road

                 Stamford, Connecticut 06927-5100
                 Attention: Corporate Counsel
                 Telecopier No.: (203) 316-7889
                 Telephone No.: (203) 316-7552"

     2. Ratification. The Mortgage (as amended by this Amendment) shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     3. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original and binding upon the party signing such counterpart, and all such counterparts taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly signed and delivered this Amendment as of the date first above written.


                                       Mortgagor:

                                       BERMANS THE LEATHER EXPERTS INC.
                                       a Delaware corporation

                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Title: Senior Vice President and CFO
                                              ----------------------------------


                                       Mortgagee:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Donna H. Evans
                                           -------------------------------------
                                       Title: Vice President
                                             -----------------------------------



                 Signature Page To Amendment No. 1 to Mortgage

STATE OF MINNESOTA         )
                           )       ss:
COUNTY OF HENNEPIN         )


     The foregoing instrument was acknowledged before me this 23rd day of April, 2002, by Peer G. Michielutti, who is Senior Vice President and CFO of Bermans The Leather Experts Inc., a Delaware corporation, on behalf of the corporation.

     GIVEN under my hand and seal this 23rd day of April, 2002.


                                       /s/ Melissa Tollefson
                                       -----------------------------------------
                                       Notary Public

                                       Name:  Melissa Tollefson
                                            ------------------------------------


My Commission expires: January 31, 2005
                       ----------------
My County of residence: Hennepin
                        --------


STATE OF ILLINOIS          )
                           )       ss:
COUNTY OF COOK             )


     The foregoing instrument was acknowledged before me this 23rd day of April, 2002, by Donna H. Evans, who is Vice President of General Electric Capital Corporation, a Delaware corporation, on behalf of the corporation.

     GIVEN under my hand and seal this 23rd day of April, 2002.


                                       /s/ Sharon Hayes
                                       -----------------------------------------
                                       Notary Public

                                       Name: Sharon Hayes
                                            ------------------------------------


My Commission expires: 7/29/2002
                       ---------
My County of residence: Cook
                        ----


                   Notary Page To Amendment No. 1 to Mortgage

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

The Premises referred to is situated in the State of Minnesota, County of Hennepin, and is described as follows:

PARCEL 1:

The East 1000 feet of the Southeast Quarter of the Northwest Quarter of Section 30, Township 119, Range 21, Hennepin County, Minnesota, except the South 560 feet thereof and except that part thereof lying North of a line drawn parallel with and distant 1350.20 feet South of the North line of the Northwest Quarter of said Section 30.

PARCEL 2:

Non-exclusive easement for road purposes over the East 30 feet of the North 130 feet of the South 395 feet of the West 330 feet of Government Lot 2 of Section 30, Township 119, Range 21, as shown in deed Doc. No. 435117, Files of the Registrar of Titles.



                                   Exhibit A